EXHIBIT 99.1


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors and Stockholders
Churchill Ventures Ltd.


We have audited the accompanying balance sheets of Churchill Ventures Ltd., a corporation in the development stage, (the "Company") as of March 9, 2007 and December 31, 2006, and the related statements of operations, stockholders' equity and cash flows for the periods June 26, 2006 (inception) to March 9, 2007, January 1, 2007 to March 9, 2007 and June 26, 2006 (inception) to December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Churchill Ventures Ltd. as of March 9, 2007 and December 31, 2006, and the results of its operations and its cash flows for the periods June 26, 2006 (inception) to March 9, 2007, January 1, 2007 to March 9, 2007 and June 26, 2006 (inception) to December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.


                                                                  /s/ Eisner LLP

New York, New York
March 14, 2007

                             CHURCHILL VENTURES LTD.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                                  BALANCE SHEETS


                                                                        March 9, 2007   December 31, 2006
                                                                        -------------   -----------------
ASSETS

CURRENT ASSETS

Cash                                                                    $     894,372       $  91,439
Deferred offering costs                                                           ---         195,586
Prepaid expenses                                                              162,151             ---
Interest receivable                                                            45,305             ---
                                                                        -------------       ---------
     Total current assets                                                   1,101,828         287,025
                                                                        -------------       ---------
Cash held in trust                                                        107,506,928             ---
Other non current assets                                                      166,250             ---
Deferred tax asset                                                              2,040             ---
                                                                        -------------       ---------
Total assets                                                            $ 108,777,046       $ 287,025
                                                                        =============       =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accrued expenses                                                        $         ---       $  32,400
Accrued offering costs                                                        262,000             ---
Income tax payable                                                             18,122             ---
Note payable to affiliate                                                         ---         240,000
                                                                        -------------       ---------
     Total current liabilities                                                280,122         272,400
                                                                        -------------       ---------
Deferred underwriting fee                                                   3,772,272             ---
                                                                        -------------       ---------
Total liabilities                                                           4,052,394         272,400
                                                                        -------------       ---------
Common Stock, subject to possible conversion
  2,693,133 shares                                                         21,490,637             ---
                                                                        -------------       ---------
Stockholders' equity
Preferred stock, $0.001 par value, 25,000,000
  shares authorized; none issued or outstanding                                   ---             ---

Common stock, $0.001 par value, 250,000,000 shares
  authorized; 16,597,400 shares (which includes 2,693,133
  shares subject to possible conversion) and 3,125,000
  shares issued and outstanding at March 9, 2007 and
  December 31, 2006, respectively.                                             16,597           3,125
Additional paid-in capital                                                 83,193,294          12,500
Earnings accumulated during the development stage                              24,124          (1,000)
                                                                        -------------       ---------
     Total stockholders' equity                                            83,234,015          14,625
                                                                        -------------       ---------
Total liabilites and stockholders' equity                               $ 108,777,046       $ 287,025
                                                                        =============       =========

                                                CHURCHILL VENTURES LTD.
                                       (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                STATEMENTS OF OPERATIONS


                                                           For the period from  For the period from  For the period from
                                                              June 26, 2006        January 1, 2007      June 26, 2006
                                                             (inception) to              to            (inception) to
                                                              March 9, 2007        March 9, 2007      December 31, 2006
                                                              -------------        -------------      -----------------
Formation and operating costs                                     $5,099                 $4,099              $1,000
                                                               ---------              ---------           ---------

Net loss from operations                                          (5,099)                (4,099)             (1,000)
Other income-interest                                             45,305                 45,305                 ---
                                                               ---------              ---------           ---------
Income (loss) before taxes                                        40,206                 41,206              (1,000)

Provision for income taxes                                       (16,082)               (16,082)                ---
                                                               ---------              ---------           ---------
Net Income (loss)                                                $24,124                $25,124             $(1,000)
                                                               =========              =========           =========
Basic and diluted net income (loss) per share                                             $0.01               $0.00
                                                                                      =========           =========

Weighted average shares outstanding                                                   4,908,112           3,125,000
                                                                                      =========           =========

Basic and diluted net income (loss) per share
  not subject to possible conversion                                                      $0.01               $0.00
                                                                                      =========           =========
Weighted average shares outstanding not subject to
  possible conversion                                                                 4,551,668           3,125,000
                                                                                      =========           =========


                                              CHURCHILL VENTURES LTD.
                                     (A CORPORATION IN THE DEVELOPMENT STAGE)

                                         STATEMENTS OF STOCKHOLDERS' EQUITY

                                  For the period from June 26, 2006 (inception)
                                                 to March 9, 2007


                                                                                                     Earnings
                                                                                                   Accumulated
                                                         Common Stock             Additional        During the
                                                ---------------------------        Paid-in          Development   Stockholders'
                                                   Shares            Amount        Capital             Stage          Equity
                                                ----------          -------      -----------          -------      -----------
Initial capital from founding stockholders
  for cash                                       3,250,000           $3,250          $13,000               --          $16,250
Net (loss)                                              --               --               --          ($1,000)          (1,000)
Repurchase and retirement of common stock         (125,000)            (125)            (500)              --             (625)
                                                ----------          -------      -----------          -------      -----------
Balance at December 31, 2006                     3,125,000           $3,125          $12,500          ($1,000)         $14,625
                                                ----------          -------      -----------          -------      -----------
Sale of 13,472,400 units, net of
  underwriter's discount and offering
  expenses (including 2,693,133 shares
  subject to possible conversion)               13,472,400          $13,472     $ 99,671,431               --     $ 99,684,903
Sale of private placement warrants                      --               --        5,000,000               --        5,000,000
Net proceeds subject to possible
  conversion of 2,693,133 shares                        --               --      (21,490,637)              --      (21,490,637)
Net income                                              --               --               --           25,124           25,124
                                                ----------          -------     ------------          -------     ------------
Balance at March 9, 2007                        16,597,400          $16,597      $83,193,294          $24,124      $83,234,015
                                                ==========          =======     ============          =======     ============

                                           CHURCHILL VENTURES LTD.
                                  (A CORPORATION IN THE DEVELOPMENT STAGE)

                                           STATEMENTS OF CASH FLOWS

                                                 June 26, 2006      January 1, 2007       June 26, 2006
                                                    through             through              through
                                                 March 9, 2007       March 9, 2007      December 31, 2006
                                                 -------------       -------------      -----------------
Cash flows from operating activites

  Net income (loss)                                  $24,124             $25,124             ($1,000)
    Deferred tax asset                                (2,040)             (2,040)                 --
  Adjustments to reconcile net income to
    net cash used in operating activities
    Changes in:
    Prepaid expenses & non current assets           (328,401)           (328,401)                 --
    Interest receivable                              (45,305)            (45,305)                 --
    Income tax payable                                18,122              18,122                  --
                                                ------------        ------------             -------
    Net cash used in operating activities           (333,500)           (332,500)             (1,000)
                                                ------------        ------------             -------

Cash flows from investing activities
Cash held in trust account                      (107,506,928)       (107,506,928)                 --
                                                ------------        ------------             -------
    Net cash used by investing activities       (107,506,928)       (107,506,928)                 --
                                                ------------        ------------             -------

Cash flows from financing activiites

  Proceeds from note payable to affiliate            240,000                  --             240,000
  Repayment of note to affiliate                    (240,000)           (240,000)                 --
  Proceeds from public offering-net              103,719,175         103,719,175                  --
  Proceeds from private placement warrants         5,000,000           5,000,000                  --
  Deferred offering costs                                 --             163,186            (163,186)
  Proceeds from sale of units to
    founding stockhoders                              16,250                  --              16,250
  Repurchase and retirement of common stock             (625)                 --                (625)
                                                ------------        ------------             -------
    Net cash provided by financing activities    108,734,800         108,642,362              92,439
                                                ------------        ------------             -------

                                                ------------        ------------             -------
Net increase in cash                                 894,372             802,934              91,439
                                                ------------        ------------             -------

Cash beginning of period                                  --              91,439                  --

                                                ------------        ------------             -------
Cash end of period                                  $894,372            $894,372             $91,439
                                                ============        ============             =======


Supplemental Disclosures
  Schedule of non-cash financing activities
  Accrued offering costs                             262,000             229,600             $32,400
  Deferred underwriting discount,
    net conversion                                 3,772,272           3,772,272                  --
  Common stock subject to possible conversion     21,490,637          21,490,637


                             CHURCHILL VENTURES LTD.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND NATURE OF BUSINESS OPERATIONS

         Churchill Ventures Ltd. (the "Company") is a blank check company incorporated on June 26, 2006 for the purpose of effecting a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination with an operating business in the communications, media or technology industries.

         At March 9, 2007, the Company had not yet commenced any operations. All activity through March 9, 2007 relates to the Company's formation, a private placement and initial public offering described below. The Company has selected December 31 as its fiscal year end.

         The registration statement for the Company's initial public offering (which is further described in Note 3) (the "Public Offering") was declared effective on March 1, 2007. On February 28, 2007, the Company completed a private placement for warrants (which are further described in Note 4) (the "Private Placement") and received proceeds of $5,000,000. The Company consummated the Public Offering on March 6, 2007. In addition, on March 6, 2007 the underwriters for the Public Offering exercised the over-allotment option (the "Over-Allotment Option Exercise), which closed on March 9, 2007. The combined Public Offering and Over-Allotment Option Exercise generated net proceeds of approximately $103,719,175. The Company's management has broad discretion with respect to the specific application of the net proceeds of the Public Offering and Private Placement (collectively, the "Offerings"), although substantially all of the net proceeds of the Offerings are intended to be applied toward effecting a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination with an operating business in the communications, media or technology industries. As used herein, a "Business Combination" shall mean the acquisition of one or more businesses that at the time of the Company's initial business combination has a fair market value of at least 80.0% of the Company's net assets (all of the Company's assets, including the funds to be held in the trust account excluding deferred underwriting discount from the combined Public Offering and Over-Allotment Option Exercise of $3.77 million).

         Upon closing of the Offerings and Over-Allotment Option Exercise by the underwriter, $107,506,928 was placed in a trust account to be held until the earlier of (i) the consummation of the Company's first Business Combination or
(ii) the dissolution of the Company. The amount placed in the trust account consisted of certain Offerings proceeds as well as $3.77 million of deferred underwriting discounts and commissions that will be released to the underwriters on completion of a Business Combination. However, the underwriter has waived its right to the deferred underwriting discount with respect to those units held by public stockholders who vote against an initial business combination and who exercise their conversion rights with respect to their shares. Interest (net of taxes) earned on assets held in the trust account will remain in the trust. However, up to $1.35 million of the interest earned on the trust account (net of taxes payable on such interest) may be released to the Company to cover a portion of the Company's operating expenses.

         The Company will seek stockholder approval before it will effect any Business Combination. In connection with the stockholder vote required to approve any Business Combination, the Company's existing stockholders including all of the Company's officers, directors and advisors have agreed to vote the shares of common stock then-owned by them in accordance with the majority of the shares of common stock voted by the Public Stockholders. "Public Stockholders" is defined as the holders of common stock sold as part of the units in the Public Offering or in the aftermarket. The Company will proceed with a Business Combination only if a majority of the shares of common stock voted by the Public Stockholders are voted in favor of the Business Combination and Public Stockholders owning less than 20% of the shares sold in the Public Offering exercise their right to convert their shares into a pro rata share of the aggregate amount then on deposit in the trust account. If a majority of the shares of common stock voted by the Public Stockholders are not voted in favor of a proposed initial Business Combination but 18 months has not yet passed since closing of the Public Offering (or within 24 months

                             CHURCHILL VENTURES LTD.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

from the consummation of the Public Offering if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months after consummation of the Public Offering and the Business Combination has not yet been consummated within such 18 month period), the Company may combine with another Target Business meeting the fair market value criterion described above.

         Public Stockholders voting against a Business Combination will be entitled to convert their stock into a pro rata share of the total amount on deposit in the trust account including any interest earned on their portion of the trust account, net of up to $1.35 million of the interest earned on the trust account which may be released to the Company to cover a portion of the Company's operating expenses and income taxes payable thereon if a Business Combination is approved and completed. Public Stockholders who convert their stock into their share of the trust account will continue to have the right to exercise any Warrants they may hold.

         The Company will dissolve and promptly distribute only to its Public Stockholders the amount in the trust account, less any income taxes payable on interest income, plus any remaining net assets if the Company does not effect a Business Combination within 18 months after consummation of the Public Offering (or within 24 months from the consummation of the Public Offering if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months after consummation of the Public Offering and the Business Combination has not yet been consummated within such 18 month period.) In the event of dissolution, it is likely that the per share value of the residual assets remaining available for distribution (including trust account assets) will be less than the initial public offering price per share in the Public Offering (assuming no value is attributed to the Warrants contained in the units to be offered in the Public Offering discussed in Note 3.)

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

         The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents

NET INCOME PER COMMON SHARE

         Net income per share is computed by dividing net income applicable to common stockholders by the weighted average number of common shares outstanding for the period. Warrants to purchase 18,472,400 shares have not been included in the calculation of diluted shares outstanding.

USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES

         Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes.

                             CHURCHILL VENTURES LTD.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

         The Company  recorded a deferred income tax asset for the tax effect of
net  operating  loss  carryforwards  and  temporary   differences,   aggregating
approximately  $2,040.

         The effective tax rate differs from the statutory rate of 35% due to the provision for state taxes.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

         The Company does not believe that any recently issued, but not yet effective, accounting pronouncements if currently adopted would have a material effect on the accompanying financial statements.

NOTE 3 -- INITIAL PUBLIC OFFERING

         On March 6, 2007, the Company sold to the public 12,500,000 units ("Units") at a price of $8.00 per unit. Each Unit consists of one share of the Company's common stock, $0.001 par value, and one warrant. Each warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $6.00, or at the holder's option via "cashless" exercise, commencing the later of the completion of a Business Combination with a Target Business or March 1, 2008 and expiring March 1, 2011, unless earlier redeemed. The warrants will be redeemable at the Company's option, at a price of $0.01 per warrant upon 30 days' written notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given.

         In accordance with the Warrant Agreement related to the warrants (the "Warrant Agreement"), the Company is only required to use its best efforts to effect the registration of the shares of common stock underlying the Warrants, including the Private Placement Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such warrant shall not be entitled to exercise such warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the warrants may expire unexercised and unredeemed.

         On March 9, 2007 the Company sold an additional 972,400 Units pursuant to the Over-Allotment Option Exercise.

NOTE 4 - NOTE PAYABLE TO AFFILIATE AND RELATED PARTY TRANSACTIONS

         The Company issued an aggregate $240,000 unsecured promissory note to Churchill Capital Partners LLC on July 6, 2006. The note was non-interest bearing and was payable on the consummation of the Public Offering by the Company. The note was fully repaid on March 6, 2007 and no further amounts are due.

                             CHURCHILL VENTURES LTD.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

         The Company has agreed to pay up to $7,500 a month in total for office space and general and administrative services to Churchill Capital Partners LLC. Services will commence on March 1, 2007 and will terminate upon the earlier of
(i) the completion of the Company's Business Combination, or (ii) the Company's dissolution.

         On February 28, 2007, Churchill Capital Partners LLC, the Company's principal founding stockholder, purchased an aggregate of 5,000,000 warrants at a price of $1.00 per warrant from the Company. Churchill Capital Partners LLC has agreed that it will not sell or transfer these warrants until after the Company consummates a Business Combination.

NOTE 5 - UNITS

         On July 6, 2006, the Company issued 3,160,000 units to Churchill Capital Partners LLC for $15,800 in cash, at an average purchase price of approximately $0.005 per unit. On September 4, 2006, the Company agreed with Churchill Capital Partners LLC to exchange the 3,160,000 units for 3,160,000 shares of common stock, and on September 5, 2006 also retired 125,000 shares of the common stock issued to Churchill Capital Partners LLC and returned $625 to Churchill Capital Partners LLC to effect the reduction in the Company's capital.

         On July 6, 2006, the Company issued 30,000 units each to two of its directors and one advisor for $150 in cash, at an average purchase price of approximately $0.005 per unit. On September 4, 2006, the Company agreed with those unitholders to exchange the 30,000 units for 30,000 shares of common stock.

NOTE 6 - PREFERRED STOCK

         The Company is authorized to issue 25,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.